Exhibit No. 99.1

                            PROSPECT BEVERAGES, INC.

                               TABLE OF CONTENTS


                                                                        PAGE
                                                                       NUMBER

INDEPENDENT AUDITORS' REPORT                                              1

FINANCIAL STATEMENTS FOR THE
    YEAR ENDED AUGUST 31, 2000:

    Balance Sheet                                                         2

    Statement of Operations                                               3

    Statement of Changes in Stockholders' Equity (Deficiency)             4

    Statement of Cash Flows                                               5

    Notes to Financial Statements                                        6-9

AUDITORS' REPORT ON SUPPLEMENTARY
    INFORMATION FOR THE YEAR ENDED
    AUGUST 31, 2000:                                                     10

    Schedule of Cost of Goods Sold                                       11

    Schedule of Selling and Delivery, and General and
       Administrative Expenses                                           11

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Prospect Beverages, Inc.
700 Columbia Street
Brooklyn, NY 11231

Gentlemen:

We have audited the accompanying balance sheet of Prospect Beverages, Inc. as of August 31, 2000, and the related statements of operations, changes in stockholders' equity (deficiency) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used in significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our report.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. However, the following conditions raise substantial doubt about its ability to continue as a going concern. As discussed in Note 5 to the financial statements, the Company's line of credit to a bank are subject to compliance with provisions of a loan agreement. During 2000 and subsequent to August 31, 2000, the bank claims that the Company was in violation of certain provisions of the loan agreement. In January 2001, the bank demanded payment of the outstanding principal of approximately $3,700,000, and accrued interest to be repaid on March 31, 2001. Management has met with representatives of the bank in an attempt to restructure the agreement; however, at the present time, future financing for the Company is not determinable. Since the bank claims that all of the Company's assets are pledged as collateral for the loans, foreclosure by the bank would seriously impair the Company's ability to realize its investment in assets through future successful operations.

As reflected in the accompanying financial statements, the Company incurred a net loss of $871,802 for the year ended August 31, 2000. As discussed in Note 1 to the financial statements, the Company and most of its customers are engaged in the beer and beverage industries. The sales have been adversely affected by loss of customers through attrition and by transhipping of the Company's main product, Colt 45 to other competitors. Realization of the carrying value of the assets included in the balance sheet referred to above is dependent on the Company's successful future operations.

Because of the significance of the uncertainties described in the preceding paragraphs, we are unable to express, and we do not express, an opinion on the financial statements referred to in the first paragraph.


/s/ Chaifetz & Schrieber, P.C.
March 13, 2001

PROSPECT BEVERAGES, INC.

BALANCE SHEET
AUGUST 31, 2000

ASSETS

CURRENT ASSETS:

Accounts receivable                                                $    317,517
Inventory                                                             2,229,908
Prepaid expenses                                                         22,510
                                                                     -----------
      Total current assets                                            2,569,935
                                                                     -----------

Fixed assets                                                             80,672
Distribution rights - net                                             5,112,225
Security deposits                                                       130,780
                                                                     -----------

TOTAL ASSETS                                                       $  7,893,612
                                                                     ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

Accounts payable                                                   $  2,368,277
Note payable - bank                                                   3,767,244
Accrued expenses                                                         17,240
Customer deposits payable                                               119,425
                                                                     -----------
      Total current liabilities                                       6,272,186

Loan payable - officers, subordinated                                   940,650
                                                                     -----------
      Total liabilities                                               7,212,836
                                                                     -----------

STOCKHOLDERS' EQUITY:

Common stock - no par value, 1,000 shares authorized;
      40 shares issued and outstanding
Additional paid-in capital                                            2,221,674
Deficit                                                              (1,540,898)
                                                                     -----------
      Total stockholders' equity                                        680,776
                                                                     -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $  7,893,612
                                                                     ===========



   The accompanying notes are an integral part of these financial statements.
                                      - 2 -

PROSPECT BEVERAGES, INC.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2000


SALES - NET                                                        $ 19,260,717

COST OF GOODS SOLD                                                   15,744,043
                                                                    ------------

GROSS PROFIT                                                          3,516,674
                                                                    ------------
OPERATING EXPENSES:

Selling and delivery                                                  1,607,464
General and administrative                                            2,341,900
                                                                    ------------
     Total operating expenses                                         3,949,364
                                                                    ------------
LOSS FROM OPERATIONS                                                   (432,690)
                                                                    ------------
OTHER INCOME (EXPENSE):
Interest income                                                             746
Interest expense                                                       (438,858)
                                                                    ------------
      Total other income (expense)                                     (438,112)
                                                                    ------------
LOSS BEFORE INCOME TAXES                                               (870,802)

INCOME TAXES                                                              1,000
                                                                    ------------
NET LOSS                                                           $   (871,802)
                                                                    ============





   The accompanying notes are an integral part of these financial statements.
                                      - 3 -

PROSPECT BEVERAGES, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
FOR THE YEAR ENDED AUGUST 31, 2000


                                  Additional                       Total
                                   Paid-in                      Stockholders'
                                   Capital       Deficit     Equity (Deficiency)
                              --------------   ----------   --------------------

Balance, September 1, 1999   $      4,827     $ (669,096)  $      (664,269)

Capital contributions from
      stockholders              2,216,847                        2,216,847
                              --------------   ----------   --------------------

Balance, September 1, 1999
    (Restated)                  2,221,674       (669,096)        1,552,578

Net loss                                        (871,802)         (871,802)
                              --------------   ----------   --------------------

Balance, August 31, 2000     $   2,221,674    $(1,540,898) $       680,776
                              ===============  ==========   ====================















   The accompanying notes are an integral part of these financial statements.
                                      - 4 -

PROSPECT BEVERAGES, INC.

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED AUGUST 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                            $  (871,802)
                                                                     -----------
Adjustments to reconcile net loss
 to net cash provided by operating
 activities:
  Depreciation and amortization                                         222,559
 Changes in operating assets and liabilities:
  Decrease in accounts receivable                                           939
  Increase in inventory                                                (383,336)
  Decrease in prepaid expenses                                           59,328
  Increase in accounts payable and accrued expenses                   1,093,712
  Increase in customer deposits payable                                  45,533
  Decrease in due to customers                                           (6,135)
                                                                     -----------
        Total adjustments                                             1,032,600
                                                                     -----------
Net cash provided by operating activities                               160,798
                                                                     -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments to bank                                                     (220,769)
                                                                     -----------

NET DECREASE IN CASH                                                    (59,971)

CASH - SEPTEMBER 1, 1999                                                 59,971
                                                                     -----------
CASH - AUGUST 31, 2000                                              $     -
                                                                     ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for:
      Interest                                                      $   438,858
                                                                     ===========
      Income taxes                                                  $     3,199
                                                                     ===========







   The accompanying notes are an integral part of these financial statements.
                                      - 5 -

PROSPECT BEVERAGES, INC.

NOTES TO FINANCIAL STATEMENTS
AUGUST 31,
2000


1.    ORGANIZATION AND BUSINESS

      Prospect Beverages, Inc. (the "Company") was formed in June 1988, in the State of New York, to operate as a wholesale distributor of beer and other beverages in New York City.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Revenue Recognition - Revenues are recognized generally at the time of delivery of merchandise.

      Use of Estimates - The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Inventory - Inventory, is valued at the lower of cost, determined by the first-in, first-out method, or market.

      Accounts Receivable - At August 31, 2000, the Company has recorded an allowance for uncollectible accounts receivable in the amount of $3,000.

      Property and Equipment - Property and equipment are stated at cost and are being depreciated over the related assets estimated useful lives, generally 5 to 10 years, using the straight-line and accelerated methods for both financial reporting and income tax purposes. Leasehold improvements, in accordance with the Internal Revenue Code, are amortized on a straight-line basis over 39 years. The difference between depreciation and amortization calculated under such methods and methods acceptable under generally accepted accounting principles is not material to these financial statements. Related depreciation and amortization expense for the year ended August 31, 2000 was $77,818.

      Distribution Rights - The Company's licenses to distribute certain beverage products in New York City, are recorded at cost. Such costs are amortized on a straight-line basis over 40 years. Amortization for the year ended August 31, 2000 was $144,741 and accumulated amortization at August 31, 2000 was $1,353,527, which includes accumulated amortization of $616,153 from a prior period adjustment (see Note 7).

PROSPECT BEVERAGES, INC.

NOTES TO FINANCIAL STATEMENTS
AUGUST 31,
2000


2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Income Taxes - The Company has elected S Corporation status for federal and New York state income tax purposes and, accordingly, profits and losses of the Company are reportable on the tax returns of its sole shareholder. Earnings subsequent to the election may be withdrawn by the stockholder without any further federal or New York state tax consequences to him. The Company has a New York City net operating loss carry forward for tax purposes from 1999 and prior years of $653,713. No tax benefit has been calculated due to the alternative minimum tax assessed on officers' salaries by New York City.

      Advertising - The Company expenses advertising costs as incurred. Advertising expense was $22,779 for the year ended August 31, 2000.

3.    REALIZATION OF ASSETS

      The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates the continuation of the Company as a going concern. The Company has sustained substantial operating losses in recent years and has used substantial amounts of working capital to acquire distribution rights. Further, at August 31, 2000, current liabilities exceed current assets by $3,702,251.

      The cancellation of the line of credit by LaSalle National Bank ("LaSalle") (see Note 5) plus the inability by the Company to obtain another lender eliminates the ability of the Company to operate in a competitive environment.

      In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements, and the success of its future operations.

      Although, that in the event the Company sells its distribution rights, which fair value is estimated to exceed the working capital deficiency, the inability to obtain financing restricts the Company to operate as a going concern.

PROSPECT BEVERAGES, INC.

NOTES TO FINANCIAL STATEMENTS
AUGUST 31,
2000

4.    FIXED ASSETS

      Fixed assets are made up of the following:

      Trucks and autos                                      $   432,789
      Machinery and equipment                                   257,772
      Leasehold improvements                                     43,632
                                                              ---------
                                                                734,193

      Less: accumulated depreciation and amortization           653,521
                                                              ---------
                                                            $    80,672
                                                              =========
 5.   NOTE PAYABLE - BANK

      The Company has a line of credit at LaSalle, which it entered into under a loan and security agreement (the "Credit Agreement") dated August 31, 1998. The Company has been unable to meet its minimum Tangible Net Worth requirement, as defined in the Credit Agreement. Commencing January 1, 2000, the credit line is renewable monthly and the total credit line limit is to automatically reduce by $25,000 per month. At August 31, 2000, the total credit line amounted to $4,075,000. The credit line has a sub-limit based on certain percentage limitations of eligible accounts receivable and includes a $1,856,250 special accommodation at August 31, 2000, which is being reduced semimonthly by $18,750.

      The line of credit is secured by substantially all of the Company's assets. The annual interest rate charged on amounts financed under this line of credit is 2% above LaSalle's annual prime lending rate. The agreement will automatically renew from month to month. The Company's officers have subordinated their loans to the Company totaling $940,650 to the borrowing from the Bank (see Note 5). At August 31, 2000, the Company owed LaSalle $3,767,244.

      In January 2001, LaSalle sent the Company a final default letter demanding total repayment of the outstanding note due on March 31, 2001.

6.    NOTES PAYABLE - OFFICERS

      During February and August 1999, the Company's officers extended loans to the Company, as evidenced by promissory notes payable to these officers, totaling $940,650, which bears interest at an annual rate of 8%. Interest is payable January 31, 2001. The Company's officers have agreed to forfeit interest of $75,252 that has been accrued as of August 31, 2000, and accordingly has not been recorded as an expense.

PROSPECT BEVERAGES, INC.

NOTES TO FINANCIAL STATEMENTS
AUGUST 31,
2000



 7.   PRIOR PERIOD ADJUSTMENT

      Additional paid-in capital has been increased by $2,216,847 at September 1, 1999, to correct for the failure of the Company to record the value of the distribution rights given to the Company by its shareholders from 1998 to 1994, totaling $2,833,000, net of accumulated amortization of $616,153 for such period. This value is based upon the respective shareholder costs to acquire such rights.

 8.   LEASE COMMITMENTS

      The Company leases its office and warehouse facilities under a noncancellable operating lease arrangement which requires minimum monthly payments of $23,750 through August 1, 2012. Rent expense for the year ended August 31, 2000, was $382,604.

      The Company leases its trucks, autos, and office equipment under various cancellable operating term lease agreements, which aggregate approximately $30,000 per month.

 9.   CAPITAL STRUCTURE

      The Company has 40 shares of no par value common stock issued and outstanding. Common shares are voting and dividends are paid at the discretion of the Board of Directors.

                            SUPPLEMENTARY INFORMATION

AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION


To the Board of Directors
Prospect Beverages, Inc.
700 Columbia Street
Brooklyn, NY 11231

Gentlemen:

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information, schedule of selling and delivery, and general and administrative expenses for the year ended August 31, 2000, contained on pages 11 and 12 is presented for purposes of additional analysis and is not required for a fair presentation of financial position, results of operations, and cash flows. All information contained therein is the representation of the Company's management. In accordance with the Company's request, our audit did not encompass the detailed classifications of such supplementary information, accordingly, we do not express an opinion on such information.




/s/ Chaifetz & Schreiber
March 13, 2001

PROSPECT BEVERAGES, INC.

SCHEDULE OF COST OF GOODS SOLD
FOR THE YEAR ENDED AUGUST 31, 2000


COST OF GOODS SOLD:
Inventory - beginning                                              $  1,846,572
Purchases                                                            13,429,272
Excise taxes                                                          1,116,199
Warehouse and driver salaries                                         1,008,595
Other direct costs                                                      143,760
Employee welfare                                                        209,971
Payroll taxes                                                           103,947
Freight-in                                                              115,635
                                                                    ------------
Total cost of goods available for sale                               17,973,951
Less:   inventory - ending                                            2,229,908
                                                                    ------------
COST OF GOODS SOLD                                                 $ 15,744,043
                                                                    ============









               See Auditors' Report on Supplementary Information.
                                      - 11-

PROSPECT BEVERAGES, INC.

SCHEDULE OF SELLING AND DELIVERY, AND GENERAL AND
      ADMINISTRATIVE EXPENSES
FOR THE YEAR ENDED AUGUST 31, 2000

SELLING AND DELIVERY:
Sales salaries                                                    $     549,422
Truck rentals and expenses                                              425,648
Travel and auto                                                         346,168
Salesmen commissions                                                    193,642
Payroll taxes                                                            56,493
Advertising                                                              22,779
Entertainment                                                            11,093
Conventions                                                               2,219
                                                                    ------------
      Total                                                       $   1,607,464
                                                                    ============

GENERAL AND ADMINISTRATIVE:
Rent                                                              $     382,604
Office salaries                                                         379,486
Officers' salaries                                                      358,800
Insurance                                                               243,213
Depreciation and amortization                                           222,559
Utilities                                                               189,988
Telephone                                                                98,932
Professional fees                                                        71,955
Payroll taxes                                                            65,532
Computer                                                                 51,949
Office and postage                                                       47,884
Employee welfare                                                         44,403
Employee benefits                                                        38,378
Repairs and maintenance                                                  37,114
Consulting                                                               31,722
Bank charges                                                             23,591
Security                                                                 12,199
Dues and subscriptions                                                    9,630
Licenses and permits                                                      5,985
Penalties                                                                 5,882
Equipment rentals                                                         4,903
Miscellaneous taxes                                                       4,889
Miscellaneous                                                             3,852
Messenger                                                                 2,631
Donations                                                                 2,250
Gifts                                                                     1,569
                                                                    ------------
    Total                                                         $   2,341,900
                                                                    ============

               See Auditors' Report on Supplementary Information.
                                      - 12-